COSMOS HOLDINGS INC.
(NASDAQ: COSM)

SEPTEMBER 2022

COMPANY PRESENTATION

COSMOS HEALTH
GLOBAL HEALTHCARE GROUP

Nasdaq

DISCLAIMER

This presentation is not an offer to sell securities, nor is it a solicitation of an offer to buy securities in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation, or which would require any registration or licensing within such jurisdiction.

All statements in this report attributable to third party industry experts represent the Cosmos Holdings Inc. d/b/a Cosmos Health Inc. (hereinafter the "Company") interpretation of data, research opinion or viewpoints published by such industry experts, and have not been reviewed by them. Each publication of such industry experts speaks as of its original publication date and not as of the date of this presentation. The opinions expressed in these publications are not representations of fact and are subject to change without notice. This presentation also contains market statistics and industry data that are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates.

Certain statements in this presentation and responses to various questions may constitute forward-looking statements, including statements regarding the persistence and intensification of competition in the industry; the future growth of spending in services outsourcing generally and in each of the Company's industry verticals, application outsourcing and custom application development and offshore R&D services; the level of growth of demand for the Company's services from the Company's clients; the level of increase in revenues from the Company's new clients; seasonal trends and the budget and work cycles of the Company's clients, the levels of the Company's concentration of revenues by vertical, geography, by client and by type of contract in the future; the expected timing of the increase in the Company's corporate tax rate; the Company's expectations with respect to the proportion of the Company's fixed price contracts; the Company's expectation that the Company's acquisition will help the Company develop new practice expertise; the demands the Company expects the Company's rapid growth to place on the Company's management and infrastructure; the sufficiency of the Company's current cash, cash flow from operations, and lines of credit to meet the Company's anticipated cash needs; the high proportion of the Company's cost of services comprised of personnel salaries; the Company's plans to introduce new products for commercial resale and licensing in addition to providing services. These statements, which contain words such as "believe," "expect," "anticipate," "intends," "estimate," "forecast," "project," "will," "may," "should" and similar expressions, reflect the beliefs and expectations of the Company and are subject to risks and uncertainties, including those described under "Risk Factors" in the registration statement, that may cause actual results to differ materially.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of Cosmos Holdings Inc. d/b/a Cosmos Health Inc. or this offering. Neither the Company, nor any of its respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained in this presentation. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any competent regulatory or supervisory authority. This document will not be left behind after this presentation and by accepting this document and attending the presentation you agree to be bound by the foregoing limitations.

Cosmos Health at a Glance

Our mission is to
improve people's lives.

2009	Cosmos Health was founded
Global	HQ in Chicago, IL, US and offices in Thessaloniki, Greece, Athens, Greece, Harlow, UK
Uplisting	February 28, 2022 (Nasdaq: COSM)
95	Employees as of December 31, 2021
$56.2M	FY'21 revenue

COSMOS HEALTH
AN INTERNATIONAL HEALTHCARE GROUP

Who we are

- We are Cosmos Health, **an international healthcare group**.
- Headquartered in Chicago, Illinois, USA with subsidiaries in European Union and United Kingdom.
- We strive to achieve **excellence in healthcare** globally.

What we do

- We develop and distribute our **own proprietary line** of **nutraceuticals** as well as a broad line of **branded generics** and **OTC pharmaceuticals**.
- We have our **own robust distribution network** which allows us not only to provide the local markets with all types of pharmaceuticals and nutraceuticals but also facilitate the promotion of our proprietary lines.

How we do it

- We **prioritize our customers' needs**, focusing on the **latest scientific developments** in order to develop and enhance our products.
- We have developed and take advantage of **strategic relationships** and **market synergies** to produce our products and have employed the **latest robotic technology** in our distribution centers to better serve our clients.

OUR STRATEGY

Our focus is **high margin** nutraceuticals and R&D efforts to develop **IP** products


Target Markets
Networks
Diversification

We use our extended **network** to gain access to new markets and business segments.

Diversification allows us to exploit new opportunities and synergies while minimizing risk.

THE TEAM

Greg Siokas
Chief Executive Officer

Greg Siokas has over 20 years of experience in the pharma industry. He has worked in a variety of sectors. His vision of this multinational model of continuous progress and innovation is the basis of for organizational growth. Greg Siokas has a Bachelor's degree in Geology from the Aristotle University of Thessaloniki, Greece and a Master's degree in Management and Finance from the University of Stuttgart and the University of Tuebigen, Germany.

Pavlos Ignatiades
Chief Operating Officer

Pavlos Ignatiades has been a senior portfolio manager and the CEO of Investment Analysis S.A for over 10 years operating in the Athens Stock Exchange. He worked as a financial analyst for listed companies in Greece and abroad while he oversaw foreign funds (American and Asian) targeted at Greek innovative companies. Since the beginning of Cosmos Health, he oversees the daily activities of all subsidiaries and overviews all strategic tasks of the organization.

George Terzis
Chief Financial Officer

George Terzis oversees all Cosmos' financial functions. Prior to this role, George has served as an Executive Consultant to several multinational advisory firms where, he achieved commitments of more than €50mil of funding to numerous investments in various industries. George holds an MBA from Alba Graduate Business school and a BSc in Financial Management from University of Attica, and he is certified as an independent valuator of corporations and private investments by the European Commission.

Dr. Anastasios Aslidis
Independent Director & Audit Committee

Dr. Anastasios Aslidis has been the CFO, Treasurer and a member of the BoD of EuroDry. He is also member of the BoD, Treasurer and CFO of Euroseas since Sep'05. He also served as consultant to the BoD of shipping companies (public and private) advising on strategy development, asset selection and investment timing. Dr. Aslidis holds a Ph.D. in Ocean Systems Management from the MIT, M.S. in Operations Research and M.S. in Ocean Systems Management also from the MIT, and a Diploma in Naval Architecture and Marine Engineering from the National Technical University of Athens.

Dr. Manfred Ziegler
Member of Advisory Board (M&A)

Dr. Manfred Ziegler has served as a CFO in Eurobike AG, Haring Service Company AG, CRO and Managing Director in Maha Maschinenbau Haldenwang GmbH & Co KG, Managing Director in Rhonsprudel Group, Managing Director and Managing Partner in CC Pharma GmbH and Chairman of the Supervisory Board of R+S AG. Dr. Manfred Ziegler studied at the University of Mannheim (Business Administration), and he is also Chairman of the Advisory Board of WOCO Group and Hoepfner Brau Friedrich Hoepfner Verwaltungsges. mbH & Co KG.

Dr. Panagiotis Zoumpoulakis
Member of Advisory Board (R&D)

Dr. Panagiotis Zoumpoulakis is an associate professor and Head of the department of Food Science and Technology of the University of West Attica. He holds a degree and Ph.D. in Chemistry from the University of Patras and an MBA from the Athens University of Economics and Business. He has a scientific track record of 130 peer review scientific publications and 26 national and European grants. He has working experience in marketing innovation, technology transfer and entrepreneurship, focusing on the start-up ecosystem.

COSMOS GROUP OVERVIEW

COSMOS HEALTH GLOBAL HEALTHCARE GROUP

- **Corporate Office** in the Chicago Board of Trade Building,141 West Jackson Blvd, Chicago, Illinois.
- Three **wholly owned** subsidiaries:
  - Skypharm S.A
  - Cosmofarm S.A
  - DHN ltd



Chicago, IL, USA

SKYPHARM

- **Office area** of **850m2**, fully equipped & air-conditioned
- **Warehouse area** of **700m2**, licensed under **GDP** with necessary infrastructure for product classification & cold room for storage of special medicine



Thessaloniki, Greece

COSMOFARM PHARMACEUTICALS & MEDICAL SUPPLIES

- State of the art **GDP warehouse**, of total surface area of **2,900m2**, with infrastructure for pharmaceutical product classification & cold room for storage of special medicines
- Fully automated logistic center, with **robotic systems.**


COSMOFARM

Athens, Greece

DHN DECAHEDRON

- **Warehouse area of 400m2**, licensed under **GDP** with necessary infrastructure for product classification & cold room
- **Office area of 120m2**, fully equipped & air-conditioned



Harlow, UK

MARKET ANALYSIS



Nutraceuticals

- Global Nutraceuticals Market was valued at **$455bn in 2021** and is expected to reach **$988bn by 2030**. Growing at a **CAGR of 9.0%** (2021-2030)
- The growing demand for dietary supplements and functional food is expected to be a key driving factor for the market over the forecast period.
- Consumers' attitude is observed to be very positive towards nutraceuticals mainly on account of the **added health and wellness benefits** offered by them.
- The **Covid-19** pandemic across the globe has **paved the way for nutraceuticals** to build a **strong presence** in the global market.



Pharmaceuticals

- The Global Pharmaceuticals Market is expected to grow from **$1,455bn in 2021** to **$1,587 in 2022** at a **CAGR** of **9%**. The market is expected to reach **$2,135bn** in **2026** at a **CAGR** of **8%**.
- The proportion of the **population aged 60 and up** will rise from **1 billion** in **2020** to **2.2 billion** by **2050**. This rise in the aging population increased the patient pool of many chronic diseases such as rheumatoid arthritis, hypertension, diabetes and cancer.
- The **increase in the patient pool** drove the **demand for pharmaceuticals** used in the treatment of these diseases, significantly impacting market growth during this period.



Healthcare Distribution

- Global Healthcare Distribution Market was valued at **$808bn in 2020** and is expected grow at a **CAGR** of **7%** by **2028** reaching **$1,385bn**.
- Pharmaceutical distributors are increasingly investing in **highly automated distributed centers** in order to deliver pharmaceutical products more **safely** and **securely**, **minimizing** at the same time **warehouse operational costs** and **human errors**.
- **Increasing prevalence** of **chronic diseases** among the **growing population** is one of the key drivers for market growth.

Source: Grand View Research

OUR BUSINESS MODEL

Nutraceuticals

- **"Sky Premium Life"** and **"Mediterranation"** high-end brands of premium nutraceuticals
- Full portfolio of fast-moving and specialty formula products, **+85 SKUs**
- High quality **GMP** (Good Manufacturing Practices) production with medicine protocol
- Catalyst for accelerated growth and **enhanced gross profit margins**
- Leverage of Cosmos' infrastructure and distribution network
- Enhancement of collaboration with **Holland & Barrett** in countries that has presence

Premium Sky Life

Mediterranation

Pharmaceuticals

- **Exclusivity** on medicine licenses of fast-moving product codes
- Leverages the Cosmos' existing infrastructure, supply chain systems and competitive advantages
- Manufactured by related company DOC Pharma which enables **efficient stock management and distribution synergies**
- **Strategic R&D partnerships** to develop IP pharmaceutical products related to **human gastrointestinal microbiome**


Mucovix
Vius

Healthcare Distribution

- Direct distribution and sales of pharmaceuticals, medical devices, generics and OTC products through subsidiaries in EU and UK
- Automated and **GDP licensed distribution capabilities** in EU and UK ensure all medications reach their destinations daily on an efficient and secure way
- Distribution network of **more than 1,500 pharmacies**
- Substantial expansion opportunities across EU



Rowa warehouse automation robots in Athens



Rowa warehouse automation robots in Athens

DEVELOPMENT OF NEW PRODUCTS & PRODUCT LINES

Mediterranation



Eleonas
- Sage, mint, basil, sideritis extracts in organic extra virgin olive oil
- Vitamins E, K2, D3
- **Cardiovascular** system support and **antioxidant** action



Chios Mastic
- Chios mastic
- Inulin
- **Digestive** system support



Olympus Mons
- Mint, spearmint, thymus extracts, zinc
- Vitamins C, D3, zinc
- **Immune system** support and **common cold relief**



Chios Mastic & Glutamine
- Chios mastic
- L-glutamine
- **Digestive** system support

Sky Premium Life



Prostatium
- Saw palmetto, pygeum, zinc, ganoderma, cranberry, green tea
- Vitamin E, B5, D3,
- **Prostate** support



Brainlit
- Ginkgo Biloba extract, lycopene
- Vitamins and minerals
- **Brain health** support

SKY PREMIUM LIFE –TV SPOTS CAMPAIGN


Sky Premium Life


Nasdaq





Sky Premium Life









(*) Ctrl + Click on Images to see Videos

OUR SALE CHANNELS

Pharmacy

Holland & Barrett

amazon

天猫 TMALL.COM

ebay

OUR PARTNERS

BAYER

gsk GlaxoSmithKline

cc pharma

SANOFI

Pfizer

NOVARTIS PHARMACEUTICALS

AstraZeneca

KEY MILESTONES

2017 | 2018 | 2019 | 2020 | 2022

01 Acquisition of Decahedron Ltd in UK
Q2 2017

02 Acquisition of Cosmofarm Ltd in Greece
Q4 2018

03 Launch of nutraceutical brand Sky Premium Life
Q4 2019

04 Qualification to trade on the OTCQX® Best Market
Q4 2020

05 **Uplisting to Nasdaq Stock Exchange**
Q1 2022

06 Strategic partnership with R&D biopharmaceutical company Cloudpharm P.C.
Q2 2022

07 Launch of nutraceutical brand Mediterranation
Q2 2022

08 Change of name from Cosmos Holdings Inc. to Cosmos Health Inc.
Q3 2022

KEY – RECENT 2022 EVENTS

Date	Description	
Feb 28, 2022	Cosmos Health announced Nasdaq Uplisting and concurrent private placement.	
Mar 28-Apr 12, 2022	Launch of: ▪ Sky Premium Life **Prostatium** supplement for prostate health and **Brainlit** supplement for brain health. ▪ New premium nutritional supplement brand "**Mediterranation**", which formulas are based on ingredients and herbs of the rich Mediterranean area.	
Apr 05-Sep 15, 2022	Launch of Sky Premium Life nutritional supplements on: ▪ **Amazon** Singapore, Canada, United States, Austria and Germany. ▪ **eBay** Austria and Germany.	
May 03-Jul 22, 2022	Appointment of: ▪ **Dr. Anastasios Aslidis** to the Board of Directors and as a member of the Board's Audit Committee. ▪ **Dr. Manfred Ziegler** to Advisory Board as Head of M&A and Growth Strategy advisor. ▪ **Dr. Panagiotis Zoumpoulakis** to Advisory Board as Head of R&D advisor.	
Jun 30-Jul 06, 2022	Strategic partnerships with: ▪ **Cloudpharm P.C.** R&D bio-pharmaceutical, to study the human gastrointestinal microbiome and launch related products targeting on obesity and other gut-related disorders. ▪ **LIFE NLB** acquisition of Bone Health Products portfolio "Bone Vio", that target the gastrointestinal microbiome.	
Jul 12, 2022	Cosmos Health Subsidiary "Decahedron" granted Full **Membership in PAGB**, A UK-based Consumer Healthcare Association.	
Jul 29, 2022	Agreement to acquire **Cana Laboratories**, a legacy European Pharmaceutical Company established in 1928; vertically integrating its manufacturing and R&D capabilities and expanding its product pipeline with new brands.	
Jul 29, 2022	Announcement of name change to **Cosmos Health**, reflecting Company's evolution into an innovative global Healthcare Group, driven by one purpose: improving people's lives.	
Sep 22, 2022	Agreement with **Virax Biolabs** to distribute Monkeypox Virus real-time PCR detections kits in Europe.	

KEY FIGURES

Financial Highlights H1 2022

Adjusted EBITDA

$1.1 million

- **$26.3 million** Total revenue
- **14.2%** Gross profit margin
- **$(0.1) million** Adj. net income (loss)
- **$0.6 million** Cash & cash equiv.

Trading data (09/22/2022)

Stock price

$0.26

- **$6.9 million** Market cap.
- **$0.22 / 6.00** 52 week low / high
- **1.8 million** Avg. daily volume
- **26.4 million** Shares outstanding

Capital Structure (06/30/2022)

Security	# of Shares	WAEP	$ Value	% of Fully Diluted
Common Shares Outstanding	23,998,872		$8,879,583	47.75%
Warrants	10,862,527	$0.6215	$6,751,061	36.30%
Preferred Stock	4,772,485	$0.6215	$2,966,099	15.95%
Total Shares Outstanding	**39,633,884**		**$18,596,743**	**100.00%**

THANK YOU

141 West Jackson Blvd., Suite 4236
Chicago, IL 60604

info@cosmoshold.com

(US) +1 312 536 3102

COSMOS HEALTH

